EXHIBIT 10.4


                                November 28, 2000


KAV Inventory, LLC
c/o Aviation Sales Company
3601 Flamingo Road
Miramar, FL 33307

Gentlemen:

         Reference is made to that certain Inventory Purchase Agreement (the "Inventory Purchase Agreement") dated September 20, 2000 among KAV Inventory, LLC ("KAV"), Aviation Sales Company ("AVS") and Aviation Sales Distribution Services Company (the "Company"). Capitalized terms used herein but not otherwise defined herein shall have the meanings given to them in the Inventory Purchase Agreement.

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agree that the Inventory Purchase Agreement is hereby amended as follows:

         1. The definition of "Purchased Inventory" is hereby amended to exclude, and the term "Excluded Assets" is hereby amended to include:

                           (a) the inventory of the Company described on
                  Supplemental Schedule 2.1(b) attached hereto, constituting inventory subject to the agreements set forth on Supplemental
                  Schedule 2.1(b) to which the Company is a party (collectively, the "Special Consigned Inventory"); and

                           (b) the aircraft engines set forth on Supplemental
                  Schedule 2.1(b)-1 attached hereto.

                  The Company shall at Closing consign the Special Consigned Inventory to Kellstrom pursuant to the form of Inventory Consignment Agreement attached to the Cooperation Agreement as Exhibit B (the "Special Consigned Inventory Consignment Agreement").

         2. The penultimate sentence of Section 2.3 of the Inventory Purchase Agreement is hereby amended to read as follows:

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                  "The Purchase Price shall be an amount equal to eighty-nine percent (89%) of the Adjusted Book Value (as hereinafter defined) of the Purchased Inventory as of the Closing Date."

         3. Section 2.4 of the Inventory Purchase Agreement shall be amended by deleting subsection (ii)(b) therefrom and substituting the following therefor:

                  "(b) Thirteen Million Seven Hundred Thousand Dollars ($13,700,000.00)."

         4. The parties acknowledge that the Borrower Letter of Credit referenced in Exhibit J to the Inventory Purchase Agreement shall equal Six Million Five Hundred Thousand Dollars ($6,500,000.00) in the case of Kellstrom and Eight Million Five Hundred Thousand Dollars ($8,500,000.00) in the case of AVS, and any draws under such letters of credit shall be made based on the proportion that each of their initial letter of credit amounts bears to Fifteen Million Dollars ($15,000,000.00).

         5. If, within thirty (30) days after the Closing Date the agent under the Senior Credit Facility shall not have received from the Company a fully executed bailee acknowledgment agreement in substantially the form attached hereto as Exhibit 5-1 with respect to such of the Purchased Inventory as is then in the possession of Air India, Ltd. in India, then, within five (5) days after the last day of such thirty (30) day period, (i) the sum of $1,377,677 shall be treated as a Cash Difference and repaid to the lenders in accordance with Section 2.5(d)(i), and (ii) the notes referenced in Section 2.5(d) shall be issued to the relevant parties. The foregoing shall not supercede the application of the provisions of Section 2.5(d) with respect to the Actual Purchase Price adjustment contemplated by Section 2.5.

         6. Section 2.8 is hereby amended to add the following sentence at the end thereof:

                  "The Closing shall be deemed to have occurred at 12:01 a.m., Fort Lauderdale, Florida time on the day that the Estimated Purchase Price is paid."

         Except as otherwise expressly set forth herein, the Inventory Purchase Agreement continues to remain in full force and effect. Please confirm your acknowledgment, agreement and acceptance of the foregoing by signing where indicated below.


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                                            AVIATION SALES COMPANY


                                            By: /s/ Dale S. Baker
                                               ---------------------------------
                                                  Dale S. Baker, Chairman and
                                                  Chief Executive Officer

                                            AVIATION SALES DISTRIBUTION
                                            SERVICES COMPANY


                                            By: /s/ Benito Quevedo
                                               ---------------------------------
                                                  Benito Quevedo, President


         Acknowledged, Agreed and Accepted:

         KAV INVENTORY L.L.C.

         By: /s/ Benito Quevedo
            --------------------------------
             Benito Quevedo, Manager

         By: /s/ Michael Brant
            --------------------------------
             Michael Brant, Manager


         KELLSTROM INDUSTRIES, INC.


         By: /s/ Zivi R. Nedivi
            --------------------------------
             Zivi R. Nedivi
             President and Chief Executive Officer